UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street, Suite 210

San Jose, California 95134

(Address of Principal Executive Offices)( Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2020, Energous Corporation (the “Company”) held a virtual annual meeting of stockholders (the “Annual Meeting”) exclusively online via live webcast.

At the Annual Meeting, the stockholders approved an amendment and restatement of our 2013 Equity Incentive Plan. The description of the material terms and conditions of our 2013 Equity Incentive Plan appears at pages 23-31 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2020 (the “Proxy Statement”) and is incorporated herein by reference.

At the Annual Meeting, the stockholders approved an amendment and restatement of our Non-employee Compensation Plan. The description of the material terms and conditions of our Non-employee Compensation Plan appears at pages 32-38 of the Proxy Statement and is incorporated herein by reference.

At the Annual Meeting, the stockholders approved an amendment and restatement of our Employee Stock Purchase Plan. The description of the material terms and conditions of our Employee Stock Purchase Plan appears at pages 39-41 of the Proxy Statement and is incorporated herein by reference.

At the Annual Meeting, the stockholders approved an amendment and restatement of our Performance Share Unit Plan. The description of the material terms and conditions of our Performance Share Unit Plan appears at pages 42-46 of the Proxy Statement and is incorporated herein by reference. The amendment and restatement of the Performance Share Unit Plan includes amendments previously approved by stockholders, and amendments providing for a variety of different performance metrics to be made available to our Board of Directors (and any duly authorized committee thereof) for performance share units issued under the Performance Share Unit Plan, including the 174,019 and 205,187 performance share units awarded to Brian Sereda and Cesar Johnston, respectively, in March 2020.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 5.07 below, holders of the Company’s common stock voted at the Annual Meeting to approve an amendment to our certificate of incorporation to increase the number of total authorized shares from 60,000,000 to 210,000,000 shares and the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares. On May 26, 2020, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. A copy of the Certificate of Amendment of Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters described below were voted on and the numbers of votes cast with respect to each matter were as indicated. Holders of the Company’s common stock, $0.00001 par value per share, were entitled to one vote for each share held as of the close of business on March 27, 2020 (the “Record Date”). Present at the Annual Meeting or represented by proxy were holders of 25,962,485 shares of common stock representing a total of 25,962,485 votes, or more than 71.26% of the eligible votes as of the Record Date, constituting a quorum.

(1) Holders of the Company’s common stock voted to elect six members of the Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, as follows:

Name	For	Withheld	Broker Non- Votes
Stephen R. Rizzone	9,152,564	1,360,957	15,448,964
Robert J. Griffin	9,230,884	1,282,637	15,448,964
Daniel W. Fairfax	9,421,182	1,092,339	15,448,964
Michael Noonen	9,788,669	724,852	15,448,964
Rahul Patel	9,925,869	587,652	15,448,964
Reynette Au	9,896,950	616,571	15,448,964

(2) Holders of the Company’s common stock voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

Shares voted in favor:	24,607,706
Shares voted against:	910,166
Shares abstaining:	444,613

(3) Holders of the Company’s common stock voted to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers, as follows:

Shares voted in favor:	7,313,101
Shares voted against:	2,397,219
Shares abstaining:	803,201
Broker non-votes:	15,448,964

(4) Holders of the Company’s common stock voted to approve, by a non-binding advisory vote, that future non-binding advisory votes to approve the compensation paid by the Company to its named executive officers should be held every two years, as follows:

Shares voted in favor of one year:	3,595,325
Shares voted in favor of two years:	6,390,647
Shares voted in favor of three years:	233,133
Shares abstaining:	294,416
Broker non-votes:	15,448,964

(5) Holders of the Company’s common stock voted to amend and restate 2013 Equity Incentive Plan, as follows:

Shares voted in favor:	7,426,574
Shares voted against:	2,806,555
Shares abstaining:	280,392
Broker non-votes:	15,448,964

(6) Holders of the Company’s common stock voted to amend and restate Non-employee Compensation Plan, as follows:

Shares voted in favor:	7,618,481
Shares voted against:	2,609,247
Shares abstaining:	285,793
Broker non-votes:	15,448,964

(7) Holders of the Company’s common stock voted to amend and restate Employee Stock Purchase Plan, as follows:

Shares voted in favor:	8,814,685
Shares voted against:	1,559,153
Shares abstaining:	139,683
Broker non-votes:	15,448,964

(8) Holders of the Company’s common stock voted to amend and restate Performance Share Unit Plan, as follows:

Shares voted in favor:	7,607,422
Shares voted against:	2,745,027
Shares abstaining:	161,072
Broker non-votes:	15,448,964

(9) Holders of the Company’s common stock voted to approve an amendment to our certificate of incorporation to increase the number of total authorized shares from 60,000,000 to 210,000,000 shares and the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares, as follows:

Shares voted in favor:	19,187,911
Shares voted against:	6,572,028
Shares abstaining:	202,546

(10) Holders of the Company’s common stock did not approve an amendment to our certificate of incorporation to effect a reverse stock split by a ratio not to exceed 1-for-20, as follows:

Shares voted in favor:	17,048,974
Shares voted against:	8,704,141
Shares abstaining:	173,370

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Energous Corporation

10.1	Energous Corporation 2013 Equity Incentive Plan, as amended May 26, 2020

10.2	Energous Corporation Non-employee Compensation Plan, as amended May 26, 2020

10.3	Energous Corporation Employee Stock Purchase Plan, as amended May 26, 2020

10.4	Energous Corporation Performance Share Unit Plan, as amended May 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020	By:	/s/ Brian Sereda
Brian Sereda
Senior Vice President & Chief Financial Officer